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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 4, 1998


                            QUARTERDECK CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-19207               95-4320650
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
Incorporation or Organization)        File Number)        Identification No.)



          13160 MINDANAO WAY
      MARINA DEL REY, CALIFORNIA                                90292
(Address of Principal Executive Offices)                      (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 309-3700


                                      NONE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

Certain holders of the Registrant's Series C Convertible Preferred Stock ("Series C Preferred Stock") have transferred shares of Series C Preferred Stock as follows: (i) Hick Investments, Ltd. transferred 500 shares of
Series C Preferred Stock to Ramius Fund, Ltd., (ii) Triton Capital Investments, Ltd. transferred 150 shares of Series C Preferred Stock to Merrill Lynch Professional Services FBO GPZ Trading, LLC and (iii) JMG Capital Partners, L.P. transferred 150 shares of Series C Preferred Stock to Merrill Lynch Professional Services FBO GPZ Trading, LLC. The holders may from time to time offer and sell shares of Common Stock, par value $.001 per share ("Common Stock") issuable upon conversion of shares of Series C Preferred Stock pursuant to the Registrant's Registration Statement No. 333-38693 under the Securities Act of 1933, as amended, relating to the Series C Preferred Stock and the Prospectus included therein. The number of shares of Common Stock beneficially owned by the holders after giving effect to the transfers is as follows:

                                                            Shares of
                                                           Common Stock
        Stockholder                                     Beneficially Owned(1)
        -----------                                     ---------------------

        Hick Investments, Ltd.                                 0
        Ramius Fund, Ltd.                                      940,594
        Triton Capital Investments, Ltd.                       74,257
        JMG Capital Partners, L.P.                             74,257
        Merrill Lynch Professional Services
          FBO GPZ Trading, LLC                                 148,515

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(1)  Such beneficial ownership represents an estimate of the number of shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock beneficially owned by such person (and includes only shares of Common Stock issuable in connection with such person's ownership of Series C Preferred Stock), assuming a sale price of $2.00 per share of Common Stock was used to determine the number of shares of Common Stock issuable as of the first date on which Series C Preferred Stock may be converted. The actual number of shares of Common Stock offered by the holders is subject to adjustment and could be materially less or more than the estimated amount indicated depending upon factors which cannot be predicted by the Registrant at this time, including, among others, application of the conversion provisions based on market prices prevailing at the actual date of conversion. This presentation is not intended to constitute a prediction as to the future market price of the Common Stock or as to when, if ever, the holders will elect to convert shares of Series C Preferred Stock into shares of Common Stock.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


Dated:  March 4, 1998                     QUARTERDECK CORPORATION


                                          By:  /s/ FRANK R. GREICO
                                             -------------------------------
                                                   Frank R. Greico
                                                   Senior Vice President and
                                                   Chief Financial Officer